Second Quarter 2019 Supplemental Financial Information June 30, 2019 Host Hotels & Resorts, Inc. Exhibit 99.2

Table of Contents Host Hotels & Resorts  PAGE NO.OverviewAbout Host Hotels & Resorts   PAGEREF About_HHR \h \* MERGEFORMAT 3Forward-Looking Statements  4Comparable Hotel Operating Statistics and Non-GAAP Financial Measures  4Corporate Financial InformationCondensed Consolidated Balance Sheets (unaudited)June 30, 2019 and December 31, 2018  6Condensed Consolidated Statements of Operations (unaudited)Quarter and Year-to-date Ended June 30, 2019 and 2018  7Earnings per Common Share (unaudited)Quarter and Year-to-date Ended June 30, 2019 and 20188Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre  9Reconciliation of Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share  10Property Level DataComparable Hotel Results12Comparable Hotel Results by Location in Nominal US$   PAGEREF Comp_Hotel_Results_Location \h \* MERGEFORMAT 15Top 40 Domestic Hotels by RevPAR for the Year Ended December 31, 2018 and 2016  23CapitalizationComparative Capitalization PAGEREF Comparative_Capitalization \h \* MERGEFORMAT 28Consolidated Debt Summary PAGEREF Consol_Debt_Summary \h \* MERGEFORMAT 29Consolidated Debt Maturity as of June 30, 201930Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio  31Reconciliation of GAAP Fixed Charge Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio  32Reconciliation of GAAP Interest Coverage Ratio to EBITDA to Interest Coverage Ratio33Ground Lease Summary342019 Dispositions352019 Outlook2019 Outlook37Reconciliation of Net Income to EBITDA, EBITDAre, Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for 2019 Forecasts  38Schedule of Comparable Hotel Results for 2019 Forecasts   PAGEREF Sched_Comp_Hotel_Results_2017_FC \h \* MERGEFORMAT 39Notes to Supplemental Financial Information  Forecasts41Comparable Hotel Operating Statistics   41Non-GAAP Financial Measures   42

Overview About Host Hotels & Resorts Host Hotels & Resorts, Inc. is an S&P 500 company and is the largest lodging real estate investment trust and one of the largest owners of luxury and upper-upscale hotels. The Company currently owns 83 properties in the United States and five properties internationally totaling approximately 50,000 rooms. The Company also holds non-controlling interests in six domestic and one international joint ventures. Guided by a disciplined approach to capital allocation and aggressive asset management, the Company partners with premium brands such as Marriott®, Ritz-Carlton®, Westin®, Sheraton®, W®, St. Regis®, The Luxury Collection®, Hyatt®, Fairmont®, Hilton®, Swissôtel®, ibis® and Novotel®, as well as independent brands in the operation of properties in over 50 major markets. For additional information, please visit the Company’s website at www.hosthotels.com. Host Hotels & Resorts, Inc., herein referred to as “we,” the “Company” or “Host Inc.,” is a self-managed and self-administered real estate investment trust (“REIT”) that owns hotel properties. We conduct our operations as an umbrella partnership REIT through an operating partnership, Host Hotels & Resorts, L.P. (“Host LP”), of which we are the sole general partner. When distinguishing between Host Inc. and Host LP, the primary difference is approximately 1% of the partnership interests in Host LP held by outside partners as of June 30, 2019, which is non-controlling interests in Host LP in our consolidated balance sheets and is included in net income attributable to non-controlling interests in our consolidated statements of operations. Readers are encouraged to find further detail regarding our organizational structure in our annual report on Form 10-K. Host Hotels & Resorts Corporate Headquarters Host Hotels & Resorts, Inc. 6903 Rockledge Drive, Suite 1500 Bethesda, MD 20817 Phone: 240-744-5484 Website: www.hosthotels.com Contacts James F. Risoleo, Chief Executive Officer Michael D. Bluhm, Chief Financial Officer Gee Lingberg, Senior Vice President, Treasurer, Corporate Finance & Investor Relations Analyst Coverage Bank of America Merrill Lynch Shaun Kelley 646-855-1005 shaun.kelley@baml.com Barclays Capital Anthony Powell 212-526-8768 anthony.powell@barclays.com BTIG James Sullivan 212-738-6139 jsullivan@btig.com Citi Investment Research Smedes Rose 212-816-6243 smedes.rose@citi.com Deutsche Banc Securities Chris Woronka 212-250-9376 Chris.Woronka@db.com Evercore ISI Richard Hightower 212-752-0886 rhightower@evercoreisi.com Goldman Sachs & Co. Stephen Grambling 212-902-7832 Stephen.Grambling@gs.com Green Street Advisors Lukas Hartwich 949-640-8780 lhartwich@greenstreetadvisors.com Instinet LLC Harry Curtis 212-310-5414 Harry.curtis@instinet.com Jefferies David Katz 212-323-3355 dkatz@jefferies.com J.P. Morgan Securities Joe Greff 212-622-0548 Joseph.greff@jpmorgan.com Morgan Stanley & Co. Thomas Allen 212-761-3356  Thomas.Allen@morganstanley.com Raymond James & Associates Bill Crow 727-567-2594 Bill.crow@raymondjames.com RBC Capital Markets Wes Golladay 440-715-2650 Wes.Golladay@rbccm.com Robert W. Baird Mike Bellisario 414-298-6130 mbellisario@rwbaird.com Stifel, Nicolaus & Co. Simon Yarmak 443-224-1345 yarmaks@stifel.com SunTrust Robert Humphrey C. Patrick Scholes 212-319-3915 Patrick.scholes@suntrust.com UBS Securities LLC Robin Farley 212-713-2060 Robin.farley@ubs.com Wells Fargo Securities LLC Jeff Donnelly 617-603-4262 Jeff.donnelly@wellsfargo.com Wolfe Research Jared Shojaian 214-699-4506 jshojaian@wolferesearch.com The Company is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of the Company or its management.  The Company does not by its reference above imply its endorsement of or concurrence with any of such analysts’ information, conclusions or recommendations.

Overview Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements include forecast results and are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: changes in national and local economic and business conditions and other factors such as natural disasters, pandemics and weather that will affect occupancy rates at our hotels and the demand for hotel products and services; the impact of geopolitical developments outside the U.S. on lodging demand; volatility in global financial and credit markets; operating risks associated with the hotel business; risks and limitations in our operating flexibility associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; risks associated with our relationships with property managers and joint venture partners; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; the effects of hotel renovations on our hotel occupancy and financial results; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; risks associated with our ability to complete acquisitions and dispositions and develop new properties and the risks that acquisitions and new developments may not perform in accordance with our expectations; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to make special dividends; and other risks and uncertainties associated with our business described in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this supplemental presentation is as of August 6, 2019, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Comparable Hotel Operating Statistics and Non-GAAP Financial Measures To facilitate a quarter-to-quarter comparison of our operations, we present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in this presentation on a comparable hotel basis in order to enable our investors to better evaluate our operating performance. See the Notes to Supplemental Financial Information for the details on how we determine our comparable hotel set. Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP (U.S. generally accepted accounting principles), within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA (for both the Company and hotel level), (iii) EBITDAre and Adjusted EBITDAre, (iv) Net Operating Income (NOI) and (v) Comparable Hotel Property Level Operating Results (and the related margins). Also included are reconciliations to the most directly comparable GAAP measures. See the Notes to Supplemental Financial Information for definitions of these measures, why we believe these measures are useful and limitations on their use. Also included in this supplemental information is our leverage and fixed charge coverage ratios, calculated in accordance with our credit facility, along with our EBITDA to interest coverage ratio, calculated in accordance with our senior notes indenture covenants. Included with these ratios are reconciliations calculated in accordance with GAAP. See the Notes to Supplemental Financial Information for information on how these supplemental measures are calculated, why we believe they are useful and limitations on their use. Host Hotels & Resorts

Corporate Financial Information Host Hotels & Resorts

Corporate Financial Information Condensed Consolidated Balance Sheets (unaudited, in millions, except shares and per share amounts) Host Hotels & Resorts June 30, 2019 December 31, 2018 (unaudited) ASSETS Property and equipment, net $10,000 $9,760 Right-of-use assets (1) 590 — Assets held for sale 272 281 Due from managers 163 71 Advances to and investments in affiliates 53 48 Furniture, fixtures and equipment replacement fund 203 213 Other 137 175 Cash and cash equivalents 1,107 1,542 Total assets $12,525 $12,090 LIABILITIES, NON-CONTROLLING INTERESTS AND EQUITY Debt Senior notes $2,783 $2,782 Credit facility, including term loans of $998 1,052 1,049 Other debt 29 6 Total debt 3,864 3,837 Lease liabilities (1) 599 — Accounts payable and accrued expenses 248 293 Liabilities held for sale 13 — Other 186 266 Total liabilities 4,910 4,396 Redeemable non-controlling interests - Host Hotels & Resorts, L.P. 141 128 Host Hotels & Resorts, Inc. stockholders’ equity: Common stock, par value $.01, 1,050 million shares authorized, 730.0 million shares and 740.4 million shares issued and outstanding, respectively 7 7 Additional paid-in capital 7,948 8,156 Accumulated other comprehensive loss (56) (59) Deficit (432) (610) Total equity of Host Hotels & Resorts, Inc. stockholders 7,467 7,494 Non-redeemable non-controlling interests—other consolidated partnerships 7 72 Total equity 7,474 7,566 Total liabilities, non-controlling interests and equity $12,525 $12,090 ___________ (1) On January 1, 2019, we adopted Accounting Standards Update No. 2016-02, Leases (Topic 842), as amended. The new standard requires all leases, including operating leases, be recognized as lease assets and lease liabilities on the balance sheet. As a result, we have recognized right of use assets of $590 million and lease liabilities of $599 million as of June 30, 2019. The adoption did not affect our statement of operations.

Corporate Financial Information Condensed Consolidated Statements of Operations (unaudited, in millions, except per share amounts) Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2019 2018 2019 2018 Revenues Rooms $931 $973 $1,788 $1,817 Food and beverage 449 449 882 862 Other 103 96 203 185 Total revenues 1,483 1,518 2,873 2,864 Expenses Rooms 226 238 443 462 Food and beverage 290 290 575 568 Other departmental and support expenses 334 336 661 651 Management fees 71 73 125 127 Other property-level expenses 91 99 183 197 Depreciation and amortization 166 189 336 367 Corporate and other expenses 25 30 54 58 Total operating costs and expenses 1,203 1,255 2,377 2,430 Operating profit 280 263 496 434 Interest income 7 2 15 5 Interest expense (43) (45) (86) (89) Gain on sale of assets 57 — 62 120 Gain (loss) on foreign currency transactions and derivatives 1 (1) 1 (1) Equity in earnings of affiliates 4 9 9 19 Income before income taxes 306 228 497 488 Provision for income taxes (16) (17) (18) (21) Net income 290 211 479 467 Less: Net income attributable to non-controlling interests (4) (2) (7) (5) Net income attributable to Host Inc. $286 $209 $472 $462 Basic and diluted earnings per common share $.39 $.28 $.64 $.62

Corporate Financial Information Earnings per Common Share (unaudited, in millions, except per share amounts) ___________ (1) Dilutive securities may include shares granted under comprehensive stock plans, preferred operating partnership units (“OP Units”) held by minority partners and other non-controlling interests that have the option to convert their limited partnership interests to common OP Units. No effect is shown for any securities that were anti-dilutive for the period. Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2019 2018 2019 2018 Net income $290 $211 $479 $467 Less: Net income attributable to non-controlling interests (4) (2) (7) (5) Net income attributable to Host Inc. $286 $209 $472 $462 Basic weighted average shares outstanding 739.1 739.7 739.9 739.5 Assuming distribution of common shares granted under the comprehensive stock plans, less shares assumed purchased at market .3 .5 .3 .4 Diluted weighted average shares outstanding (1) 739.4 740.2 740.2 739.9 Basic and diluted earnings per common share $.39 $.28 $.64 $.62

Corporate Financial Information (unaudited, in millions) Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre (1) __________ (1) See the Notes to Supplemental Financial Information for discussion of these non-GAAP measures. (2) Reflects the sale of four hotels in 2019 and two hotels in 2018. (3) Represents our share of earnings and pro rata EBITDAre from the European Joint Venture (“Euro JV”). We sold our interest on December 21, 2018.   Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2019 2018 2019 2018 Net income $290 $211 $479 $467 Interest expense 43 45 86 89 Depreciation and amortization 166 176 336 346 Income taxes 16 17 18 21 EBITDA 515 449 919 923 Gain on dispositions (2) (57) — (59) (119) Non-cash impairment expense — 13 — 21 Equity investment adjustments: Equity in earnings of Euro JV (3) — (6) — (8) Equity in earnings of affiliates other than Euro JV (4) (3) (9) (11) Pro rata EBITDAre of Euro JV (3) — 17 — 23 Pro rata EBITDAre of equity investments other than Euro JV 6 6 16 17 EBITDAre and Adjusted EBITDAre $460 $476 $867 $846

Corporate Financial Information (unaudited, in millions, except per share amounts) Reconciliation of Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share(1) __________ (1-2) Refer to the corresponding footnote on the Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre. (3) Effective January 1, 2019, we adopted NAREIT’s Funds From Operations White Paper – 2018 Restatement. The adoption did not result in a change in the way we calculate NAREIT FFO. See the Notes to Supplemental Financial Information for a description of NAREIT FFO. (4) Diluted earnings per common share and NAREIT FFO and Adjusted FFO per diluted share are adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under comprehensive stock plans, preferred OP units held by non-controlling partners and other non-controlling interests that have the option to convert their limited partnership interests to common OP units. No effect is shown for securities if they are anti-dilutive. Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2019 2018 2019 2018 Net income $290 $211 $479 $467 Less: Net income attributable to non-controlling interests (4) (2) (7) (5) Net income attributable to Host Inc. 286 209 472 462 Adjustments: Gain on dispositions (2) (57) — (59) (119) Depreciation and amortization 165 175 334 344 Non-cash impairment expense — 13 — 21 Equity investment adjustments: Equity in earnings of affiliates (4) (9) (9) (19) Pro rata FFO of equity investments 4 17 13 32 Consolidated partnership adjustments: FFO adjustment for non-controlling partnerships — (1) 1 (1) FFO adjustments for non-controlling interests of Host L.P. (1) (2) (3) (3) NAREIT FFO and Adjusted FFO (3) $393 $402 $749 $717 For calculation on a per share basis (4): Diluted weighted average shares outstanding - EPS, NAREIT FFO and Adjusted FFO 739.4 740.2 740.2 739.9 Diluted earnings per common share $.39 $.28 $.64 $.62 NAREIT FFO and Adjusted FFO per diluted share $.53 $.54 $1.01 $.97

Property Level Data Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results (1) Host Hotels & Resorts Quarter ended June 30, Year-to-date ended June 30, 2019 2018 2019 2018 Number of hotels 83 83 83 83 Number of rooms 45,847 45,847 45,847 45,847 Change in comparable hotel Total RevPAR (2) Constant US$ 0.1% — 0.2% — Nominal US$ 0.0% — 0.1% — Change in comparable hotel RevPAR (3) Constant US$ (1.5)% — (1.2)% — Nominal US$ (1.5)% — (1.3)% — Operating profit margin (4) 18.9% 17.3% 17.3% 15.2% Comparable hotel EBITDA margin (4) 32.5% 32.7% 30.45% 30.3% Food and beverage profit margin (4) 35.4% 35.4% 34.8% 34.1% Comparable hotel food and beverage profit margin (4) 36.5% 37.1% 35.4% 35.7% Net income $290 $211 $479 $467 Depreciation and amortization 166 189 336 367 Interest expense 43 45 86 89 Provision for income taxes 16 17 18 21 Gain on sale of property and corporate level income/expense (44) 20 (33) (85) Non-comparable hotel results, net (5) (57) (65) (152) (130) Comparable hotel EBITDA $414 $417 $734 $729

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results (1) (continued) Quarter ended June 30, 2019 Quarter ended June 30, 2018 Adjustments Adjustments GAAP Results Non-comparable hotel results, net (5) Depreciation and corporate level items Comparable Hotel Results GAAP Results Non-comparable hotel results, net (5) Depreciation and corporate level items Comparable Hotel Results Revenues Room $931 $(124) $— $807 $973 $(154) $— $819 Food and beverage 449 (65) — 384 449 (66) — 383 Other 103 (21) — 82 96 (26) — 70 Total revenues 1,483 (210) — 1,273 1,518 (246) — 1,272 Expenses Room 226 (33) — 193 238 (44) — 194 Food and beverage 290 (46) — 244 290 (49) — 241 Other 496 (74) — 422 508 (88) — 420 Depreciation and amortization 166 — (166) — 189 — (189) — Corporate and other expenses 25 — (25) — 30 — (30) — Total expenses 1,203 (153) (191) 859 1,255 (181) (219) 855 Operating Profit - Comparable Hotel EBITDA $280 $(57) $191 $414 $263 $(65) $219 $417 Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results (1) (continued) Year-to-date ended June 30, 2019 Year-to-date ended June 30, 2018 Adjustments Adjustments GAAP Results Non-comparable hotel results, net (5) Depreciation and corporate level items Comparable Hotel Results GAAP Results Non-comparable hotel results, net (5) Depreciation and corporate level items Comparable Hotel Results Revenues Room $1,788 $(275) $— $1,513 $1,817 $(284) $— $1,533 Food and beverage 882 (140) — 742 862 (122) — 740 Other 203 (48) — 155 185 (51) — 134 Total revenues 2,873 (463) — 2,410 2,864 (457) — 2,407 Expenses Room 443 (68) — 375 462 (81) — 381 Food and beverage 575 (96) — 479 568 (92) — 476 Other 969 (147) — 822 975 (154) — 821 Depreciation and amortization 336 — (336) — 367 — (367) — Corporate and other expenses 54 — (54) — 58 — (58) — Total expenses 2,377 (311) (390) 1,676 2,430 (327) (425) 1,678 Operating Profit - Comparable Hotel EBITDA $496 $(152) $390 $734 $434 $(130) $425 $729 ___________ See the Notes to Supplemental Financial Information for a discussion of non-GAAP measures and the calculation of comparable hotel results. Total Revenue per Available Room (“Total RevPAR”) is a summary measure of hotel results calculated by dividing the sum of room, food and beverage and other ancillary service revenue by room nights available to guests for the period. It includes ancillary revenues not included within RevPAR. RevPAR is the product of the average daily room rate charged and the average daily occupancy achieved. Profit margins are calculated by dividing the applicable operating profit by the related revenue amount. GAAP profit margins are calculated using amounts presented in the condensed consolidated statements of operations. Comparable hotel margins are calculated using amounts presented in the above tables. Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels and sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations, and (ii) the results of our office buildings and other non-hotel income. Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ _________ (1) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location. (2) CBD refers to the central business district. Host Hotels & Resorts Quarter ended June 30, 2019 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Maui/Oahu 3 1,682 $354.83 92.6% $328.52 $78.6 $513.83 $19.0 $27.9 Jacksonville 1 446 414.11 84.1 348.40 30.6 753.61 10.0 12.3 Florida Gulf Coast 3 940 263.12 75.6 198.83 31.5 368.05 6.6 9.9 Phoenix 5 2,163 249.43 76.0 189.69 81.8 415.48 14.1 26.9 Washington, D.C. (CBD) (2) 5 3,238 278.76 91.5 255.04 108.3 367.23 31.6 41.4 New York 3 4,259 292.59 84.9 248.42 146.9 378.93 19.3 30.4 Los Angeles 4 1,726 228.49 89.1 203.54 47.2 300.39 6.8 11.7 San Francisco/San Jose 5 2,353 233.63 81.1 189.45 55.2 257.61 12.9 19.7 San Diego 4 4,341 239.00 82.2 196.35 141.6 358.12 26.7 46.9 Philadelphia 2 810 247.35 89.7 221.94 27.0 366.74 6.9 10.1 Boston 4 3,185 269.77 87.9 237.25 93.8 323.53 26.0 34.5 Seattle 2 1,315 234.35 85.1 199.47 32.5 271.52 5.7 9.7 New Orleans 1 1,333 196.98 81.0 159.65 28.4 233.90 8.1 10.7 Atlanta 5 1,936 187.76 76.8 144.13 39.6 224.53 8.0 12.8 Northern Virginia 4 1,551 216.65 79.8 172.97 37.8 268.16 9.1 12.6 San Antonio 1 512 191.14 78.6 150.16 9.4 201.00 2.1 3.1 Miami 2 843 147.95 79.9 118.28 13.0 169.08 2.1 3.6 Orange County 3 1,178 180.76 80.1 144.73 24.8 231.12 5.0 7.5 Orlando 1 2,004 177.39 70.7 125.33 53.8 295.11 12.2 17.8 Chicago 6 2,393 224.69 83.8 188.34 56.1 257.40 14.8 21.6 Houston 4 1,716 181.69 74.6 135.49 30.2 193.31 4.1 8.9 Denver 3 1,340 176.07 79.4 139.88 25.7 210.69 5.2 9.3 Other 7 3,084 174.29 80.8 140.84 56.3 200.55 12.0 17.5 Domestic 78 44,348 237.64 82.5 196.16 1,250.1 309.64 268.3 406.8 International 5 1,499 158.97 69.7 110.79 23.1 169.04 4.6 7.1 All Locations - Nominal US$ 83 45,847 $235.46 82.1% $193.37 $1,273.2 $305.04 $272.9 $413.9 Non-comparable hotels 7 4,807 — — — 210.2 — 33.6 57.0 Gain on sale of property and corporate level income/expense — (16.5) 44.4 Total 90 50,654 — — — $1,483.4 — $290.0 $515.3

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Quarter ended June 30, 2019 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $19.0 $8.9 $— $— $27.9 Jacksonville 1 446 10.0 2.3 — — 12.3 Florida Gulf Coast 3 940 6.6 3.3 — — 9.9 Phoenix 5 2,163 14.1 12.8 — — 26.9 Washington, D.C. (CBD) 5 3,238 31.6 9.8 — — 41.4 New York 3 4,259 19.3 11.1 — — 30.4 Los Angeles 4 1,726 6.8 4.9 — — 11.7 San Francisco/San Jose 5 2,353 12.9 6.8 — — 19.7 San Diego 4 4,341 26.7 20.2 — — 46.9 Philadelphia 2 810 6.9 3.2 — — 10.1 Boston 4 3,185 26.0 8.5 — — 34.5 Seattle 2 1,315 5.7 4.0 — — 9.7 New Orleans 1 1,333 8.1 2.6 — — 10.7 Atlanta 5 1,936 8.0 4.8 — — 12.8 Northern Virginia 4 1,551 9.1 3.5 — — 12.6 San Antonio 1 512 2.1 1.0 — — 3.1 Miami 2 843 2.1 1.5 — — 3.6 Orange County 3 1,178 5.0 2.5 — — 7.5 Orlando 1 2,004 12.2 5.6 — — 17.8 Chicago 6 2,393 14.8 6.8 — — 21.6 Houston 4 1,716 4.1 4.8 — — 8.9 Denver 3 1,340 5.2 4.1 — — 9.3 Other 7 3,084 12.0 5.5 — — 17.5 Domestic 78 44,348 268.3 138.5 — — 406.8 International 5 1,499 4.6 2.5 — — 7.1 All Locations - Nominal US$ 83 45,847 $272.9 $141.0 $— $— $413.9 Non-comparable hotels 7 4,807 33.6 23.4 — — 57.0 Gain on sale of property and corporate level income/expense (16.5) 1.1 43.4 16.4 44.4 Total 90 50,654 $290.0 $165.5 $43.4 $16.4 $515.3

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ Host Hotels & Resorts Quarter ended June 30, 2018 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA(1) Maui/Oahu 3 1,682 $342.49 91.7% $313.94 $75.8 $495.50 $17.3 $26.6 Jacksonville 1 446 400.02 84.6 338.47 30.1 741.04 10.1 12.3 Florida Gulf Coast 3 940 253.36 72.8 184.54 29.3 342.76 5.4 8.7 Phoenix 5 2,163 239.04 74.5 177.97 76.5 387.91 11.1 24.2 Washington, D.C. (CBD) 5 3,238 287.52 89.7 257.90 107.4 364.36 30.7 40.8 New York 3 4,259 302.85 91.0 275.50 158.3 408.48 24.8 39.0 Los Angeles 4 1,726 230.17 89.5 205.90 48.0 305.41 6.8 12.0 San Francisco/San Jose 5 2,353 229.61 85.1 195.50 58.4 272.95 14.2 21.0 San Diego 4 4,341 232.31 84.7 196.69 133.8 338.73 23.0 43.6 Philadelphia 2 810 223.69 89.0 199.05 24.4 331.56 5.4 8.6 Boston 4 3,185 262.60 89.1 233.87 91.5 315.58 23.9 33.0 Seattle 2 1,315 253.60 88.6 224.66 36.1 301.53 8.5 12.5 New Orleans 1 1,333 196.05 85.4 167.43 28.1 231.49 7.4 10.1 Atlanta 5 1,936 183.48 80.1 146.93 40.0 226.88 8.2 13.4 Northern Virginia 4 1,551 210.02 82.1 172.47 38.8 275.19 8.7 13.0 San Antonio 1 512 198.76 76.4 151.84 9.4 201.75 1.9 3.1 Miami 2 843 143.52 80.9 116.09 13.3 173.14 2.1 3.9 Orange County 3 1,178 188.90 80.2 151.58 25.4 237.44 5.3 8.0 Orlando 1 2,004 186.83 75.0 140.15 56.5 310.02 12.4 18.3 Chicago 6 2,393 234.71 83.9 197.01 56.9 261.57 14.9 22.1 Houston 4 1,716 178.28 74.9 133.49 30.6 195.67 3.7 8.9 Denver 3 1,340 169.90 81.3 138.10 24.4 199.97 4.3 8.7 Other 7 3,084 170.71 81.2 138.56 55.6 198.17 12.0 17.9 Domestic 78 44,348 236.94 84.1 199.33 1,248.6 309.39 262.1 409.7 International 5 1,499 164.45 66.7 109.63 23.6 173.05 4.1 6.9 All Locations - Nominal US$ 83 45,847 $235.05 83.6% $196.40 $1,272.2 $304.93 $266.2 $416.6 Non-comparable hotels 7 4,807 — — — 245.8 — 39.0 65.3 Gain on sale of property and corporate level income/expense — (94.2) (32.5) Total 90 50,654 — — — $1,518.0 — $211.0 $449.4 _________ Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location. .

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Quarter ended June 30, 2018 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $17.3 $9.3 $— $— $26.6 Jacksonville 1 446 10.1 2.2 — — 12.3 Florida Gulf Coast 3 940 5.4 3.3 — — 8.7 Phoenix 5 2,163 11.1 13.1 — — 24.2 Washington, D.C. (CBD) 5 3,238 30.7 10.1 — — 40.8 New York 3 4,259 24.8 14.2 — — 39.0 Los Angeles 4 1,726 6.8 5.2 — — 12.0 San Francisco/San Jose 5 2,353 14.2 6.8 — — 21.0 San Diego 4 4,341 23.0 20.6 — — 43.6 Philadelphia 2 810 5.4 3.2 — — 8.6 Boston 4 3,185 23.9 9.1 — — 33.0 Seattle 2 1,315 8.5 4.0 — — 12.5 New Orleans 1 1,333 7.4 2.7 — — 10.1 Atlanta 5 1,936 8.2 5.2 — — 13.4 Northern Virginia 4 1,551 8.7 4.3 — — 13.0 San Antonio 1 512 1.9 1.2 — — 3.1 Miami 2 843 2.1 1.8 — — 3.9 Orange County 3 1,178 5.3 2.7 — — 8.0 Orlando 1 2,004 12.4 5.9 — — 18.3 Chicago 6 2,393 14.9 7.2 — — 22.1 Houston 4 1,716 3.7 5.2 — — 8.9 Denver 3 1,340 4.3 4.4 — — 8.7 Other 7 3,084 12.0 5.9 — — 17.9 Domestic 78 44,348 262.1 147.6 — — 409.7 International 5 1,499 4.1 2.8 — — 6.9 All Locations - Nominal US$ 83 45,847 $266.2 $150.4 $— $— $416.6 Non-comparable hotels 7 4,807 39.0 24.9 1.4 — 65.3 Gain on sale of property and corporate level income/expense (94.2) 0.8 43.6 17.3 (32.5) Total 90 50,654 $211.0 $176.1 $45.0 $17.3 $449.4

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ __________ Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location. Host Hotels & Resorts Year-to-date ended June 30, 2019 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Maui/Oahu 3 1,682 $376.50 90.9% $342.19 $159.3 $523.28 $40.8 $58.8 Jacksonville 1 446 391.86 81.4 318.88 58.3 722.04 17.6 22.2 Florida Gulf Coast 3 940 297.71 80.3 238.93 74.9 440.35 21.7 28.4 Phoenix 5 2,163 296.68 80.1 237.53 190.5 486.65 49.8 75.9 Washington, D.C. (CBD) 5 3,238 265.11 82.5 218.62 183.3 312.73 40.5 60.3 New York 3 4,259 266.94 78.5 209.56 249.5 323.62 3.0 26.1 Los Angeles 4 1,726 226.22 87.8 198.59 92.1 294.83 11.0 21.1 San Francisco/San Jose 5 2,353 242.68 78.5 190.62 111.0 260.53 26.2 40.0 San Diego 4 4,341 237.09 79.8 189.18 270.5 344.22 46.8 87.5 Philadelphia 2 810 220.90 83.9 185.41 44.7 304.83 7.2 13.6 Boston 4 3,185 233.09 78.2 182.20 147.6 256.05 23.5 41.0 Seattle 2 1,315 215.31 81.3 174.95 56.6 237.90 5.5 13.6 New Orleans 1 1,333 203.37 81.3 165.38 58.3 241.84 16.7 22.1 Atlanta 5 1,936 206.28 77.3 159.48 85.7 244.63 20.9 30.9 Northern Virginia 4 1,551 211.48 73.6 155.70 69.0 245.64 13.3 20.7 San Antonio 1 512 197.50 78.7 155.38 19.8 213.22 4.9 6.9 Miami 2 843 180.61 83.4 150.62 31.6 207.39 9.1 11.8 Orange County 3 1,178 186.79 79.6 148.73 50.8 238.20 10.1 15.4 Orlando 1 2,004 193.57 74.8 144.76 123.3 339.92 32.8 44.0 Chicago 6 2,393 189.47 73.2 138.60 82.8 191.07 6.7 20.6 Houston 4 1,716 182.15 75.2 136.92 61.1 197.16 8.4 18.1 Denver 3 1,340 169.71 72.1 122.41 44.8 184.62 5.8 14.2 Other 7 3,084 171.22 75.8 129.81 102.8 184.13 18.7 29.6 Domestic 78 44,348 233.93 79.1 184.97 2,368.3 295.04 441.0 722.8 International 5 1,499 151.58 68.7 104.09 42.1 155.00 6.1 11.2 All Locations - Nominal US$ 83 45,847 $231.58 78.7% $182.33 $2,410.4 $290.47 $447.1 $734.0 Non-comparable hotels 7 4,807 — — — 463.0 — 105.9 152.0 Gain on sale of property and corporate level income/expense — (74.0) 32.5 Total 90 50,654 — — — $2,873.4 — $479.0 $918.5

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Year-to-date ended June 30, 2019 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $40.8 $18.0 $— $— $58.8 Jacksonville 1 446 17.6 4.6 — — 22.2 Florida Gulf Coast 3 940 21.7 6.7 — — 28.4 Phoenix 5 2,163 49.8 26.1 — — 75.9 Washington, D.C. (CBD) 5 3,238 40.5 19.8 — — 60.3 New York 3 4,259 3.0 23.1 — — 26.1 Los Angeles 4 1,726 11.0 10.1 — — 21.1 San Francisco/San Jose 5 2,353 26.2 13.8 — — 40.0 San Diego 4 4,341 46.8 40.7 — — 87.5 Philadelphia 2 810 7.2 6.4 — — 13.6 Boston 4 3,185 23.5 17.5 — — 41.0 Seattle 2 1,315 5.5 8.1 — — 13.6 New Orleans 1 1,333 16.7 5.4 — — 22.1 Atlanta 5 1,936 20.9 10.0 — — 30.9 Northern Virginia 4 1,551 13.3 7.4 — — 20.7 San Antonio 1 512 4.9 2.0 — — 6.9 Miami 2 843 9.1 2.7 — — 11.8 Orange County 3 1,178 10.1 5.3 — — 15.4 Orlando 1 2,004 32.8 11.2 — — 44.0 Chicago 6 2,393 6.7 13.9 — — 20.6 Houston 4 1,716 8.4 9.7 — — 18.1 Denver 3 1,340 5.8 8.4 — — 14.2 Other 7 3,084 18.7 10.9 — — 29.6 Domestic 78 44,348 441.0 281.8 — — 722.8 International 5 1,499 6.1 5.1 — — 11.2 All Locations - Nominal US$ 83 45,847 $447.1 $286.9 $— $— $734.0 Non-comparable hotels 7 4,807 105.9 46.1 — — 152.0 Gain on sale of property and corporate level income/expense (74.0) 2.6 86.4 17.5 32.5 Total 90 50,654 $479.0 $335.6 $86.4 $17.5 $918.5

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ Host Hotels & Resorts Year-to-date ended June 30, 2018 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA(1) Maui/Oahu 3 1,682 $369.42 91.5% $338.07 $156.3 $513.44 $39.1 $57.7 Jacksonville 1 446 379.63 78.0 296.04 52.7 652.57 14.2 18.6 Florida Gulf Coast 3 940 290.69 78.7 228.71 71.0 417.34 19.4 26.0 Phoenix 5 2,163 280.57 79.0 221.75 173.7 444.04 39.4 64.8 Washington, D.C. (CBD) 5 3,238 271.10 80.8 218.98 180.7 308.40 38.7 58.9 New York 3 4,259 279.78 84.4 236.06 274.1 355.61 11.8 40.6 Los Angeles 4 1,726 230.21 89.3 205.66 94.2 301.57 12.2 22.7 San Francisco/San Jose 5 2,353 227.62 82.7 188.17 112.2 263.43 24.4 38.1 San Diego 4 4,341 232.08 83.3 193.25 266.4 339.05 45.5 86.5 Philadelphia 2 810 208.50 86.3 179.87 43.5 296.75 6.5 13.1 Boston 4 3,185 227.91 79.9 182.21 145.2 251.90 20.9 38.7 Seattle 2 1,315 229.83 81.9 188.18 60.7 254.98 9.2 17.0 New Orleans 1 1,333 196.70 84.1 165.33 56.4 233.70 15.1 20.4 Atlanta 5 1,936 187.72 79.4 149.03 82.0 234.06 17.0 27.7 Northern Virginia 4 1,551 206.27 76.4 157.49 70.5 251.14 12.5 20.8 San Antonio 1 512 202.81 77.0 156.24 19.3 208.41 4.2 6.5 Miami 2 843 176.63 84.7 149.54 31.8 208.27 8.7 12.2 Orange County 3 1,178 190.81 78.1 149.09 49.6 233.21 9.4 14.9 Orlando 1 2,004 199.24 78.3 156.02 126.4 348.47 33.2 44.7 Chicago 6 2,393 196.59 75.6 148.68 86.6 200.05 9.1 23.6 Houston 4 1,716 178.56 75.7 135.11 62.9 202.53 9.2 19.8 Denver 3 1,340 162.24 74.4 120.78 42.7 176.12 4.2 13.0 Other 7 3,084 170.32 76.5 130.37 104.7 187.53 19.3 31.4 Domestic 78 44,348 231.89 80.9 187.59 2,363.6 294.51 423.2 717.7 International 5 1,499 158.97 64.3 102.21 43.0 158.63 5.2 10.9 All Locations - Nominal US$ 83 45,847 $229.98 80.4% $184.79 $2,406.6 $290.07 $428.4 $728.6 Non-comparable hotels 7 4,807 — — — 457.0 — 83.3 130.0 Gain on sale of property and corporate level income/expense — (44.7) 64.4 Total 90 50,654 — — — $2,863.6 — $467.0 $923.0 _________ Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income to EBITDA by location.

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Year-to-date ended June 30, 2018 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $39.1 $18.6 $— $— $57.7 Jacksonville 1 446 14.2 4.4 — — 18.6 Florida Gulf Coast 3 940 19.4 6.6 — — 26.0 Phoenix 5 2,163 39.4 25.4 — — 64.8 Washington, D.C. (CBD) 5 3,238 38.7 20.2 — — 58.9 New York 3 4,259 11.8 28.8 — — 40.6 Los Angeles 4 1,726 12.2 10.5 — — 22.7 San Francisco/San Jose 5 2,353 24.4 13.7 — — 38.1 San Diego 4 4,341 45.5 41.0 — — 86.5 Philadelphia 2 810 6.5 6.6 — — 13.1 Boston 4 3,185 20.9 17.8 — — 38.7 Seattle 2 1,315 9.2 7.8 — — 17.0 New Orleans 1 1,333 15.1 5.3 — — 20.4 Atlanta 5 1,936 17.0 10.7 — — 27.7 Northern Virginia 4 1,551 12.5 8.3 — — 20.8 San Antonio 1 512 4.2 2.3 — — 6.5 Miami 2 843 8.7 3.5 — — 12.2 Orange County 3 1,178 9.4 5.5 — — 14.9 Orlando 1 2,004 33.2 11.5 — — 44.7 Chicago 6 2,393 9.1 14.5 — — 23.6 Houston 4 1,716 9.2 10.6 — — 19.8 Denver 3 1,340 4.2 8.8 — — 13.0 Other 7 3,084 19.3 12.1 — — 31.4 Domestic 78 44,348 423.2 294.5 — — 717.7 International 5 1,499 5.2 5.7 — — 10.9 All Locations - Nominal US$ 83 45,847 $428.4 $300.2 $— $— $728.6 Non-comparable hotels 7 4,807 83.3 44.1 2.6 — 130.0 Gain on sale of property and corporate level income/expense (44.7) 1.8 86.3 21.0 64.4 Total 90 50,654 $467.0 $346.1 $88.9 $21.0 $923.0

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Top 40 Domestic Hotels by RevPAR For the Year ended December 31, 2018 Year ended December 31, 2018 Hotel Location No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA (1) 1 Fairmont Kea Lani, Maui Maui/Oahu 450 $599.46 84.8% $508.25 $120.8 $735.38 $25.8 $42.1 2 Andaz Maui at Wailea Resort (3) Maui/Oahu 301 580.51 85.1 494.08 85.3 776.69 14.6 23.4 3 The Ritz-Carlton, Naples Florida Gulf Coast 450 616.00 54.9 338.31 111.6 679.12 18.7 32.0 4 Hyatt Regency Maui Resort & Spa Maui/Oahu 806 327.56 92.2 301.99 151.5 514.96 38.2 53.3 5 The Ritz-Carlton, Marina del Rey Los Angeles 304 360.20 83.6 301.04 53.4 481.01 8.2 12.8 6 New York Marriott Marquis New York 1,966 331.90 89.4 296.65 332.7 463.70 37.2 66.5 7 Grand Hyatt San Francisco (3) San Francisco/San Jose 668 312.40 90.4 282.51 88.0 364.02 10.4 22.1 8 The Ritz-Carlton, Amelia Island Jacksonville 446 364.02 74.0 269.32 97.9 601.08 23.7 32.5 9 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 282.47 92.3 260.68 32.0 307.26 5.4 9.3 10 W Hollywood Los Angeles 305 305.35 83.1 253.74 47.1 422.65 3.2 10.6 11 San Francisco Marriott Marquis San Francisco/San Jose 1,500 285.01 86.2 245.82 196.3 358.51 33.5 50.2 12 The Phoenician, A Luxury Collection Resort Phoenix 645 345.15 70.3 242.79 127.3 540.65 4.9 34.6 13 JW Marriott Washington, DC Washington, D.C. (CBD) 777 269.23 84.9 228.51 89.6 315.96 20.1 28.3 14 Sheraton New York Times Square Hotel New York 1,780 264.13 85.9 226.94 205.3 315.91 (3.0) 24.7 15 New York Marriott Downtown New York 513 258.08 85.7 221.28 52.3 279.39 9.1 13.7 16 Axiom Hotel San Francisco/San Jose 152 251.97 86.9 218.84 15.2 275.17 3.6 8.0 17 Marina del Rey Marriott Los Angeles 370 243.03 89.4 217.35 41.7 308.60 9.4 12.7 18 W Seattle Seattle 424 256.50 84.3 216.31 41.3 266.77 7.8 13.7 19 Marriott Marquis San Diego Marina San Diego 1,360 254.86 82.5 210.16 182.9 368.51 30.4 63.9 20 Boston Marriott Copley Place Boston 1,144 246.20 85.3 209.89 123.2 295.13 23.4 35.2 21 The Westin Chicago River North Chicago 429 256.19 81.7 209.19 45.6 290.91 7.1 13.3 22 Coronado Island Marriott Resort & Spa San Diego 300 258.73 80.7 208.82 36.2 330.94 5.3 11.3 23 The Ritz-Carlton, Tysons Corner Northern Virginia 398 262.94 76.7 201.57 53.0 365.08 4.9 11.9 24 The Don CeSar Florida Gulf Coast 347 285.69 70.3 200.90 53.5 422.70 10.8 17.4 25 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 360.68 55.4 199.76 38.2 354.27 4.4 9.7 26 Manchester Grand Hyatt San Diego San Diego 1,628 240.23 82.7 198.59 205.1 345.17 42.9 72.2 27 Embassy Suites by Hilton Chicago Downtown Magnificent Mile Chicago 455 223.00 88.6 197.53 36.9 221.93 5.2 10.7 28 Grand Hyatt Washington Washington, D.C. (CBD) 897 249.93 78.6 196.34 97.6 298.10 15.0 30.7 29 The Logan Philadelphia 391 240.52 81.6 196.20 54.4 381.43 7.1 17.3 30 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 233.82 82.8 193.56 41.9 250.33 9.4 12.0 31 The Westin Seattle Seattle 891 232.68 83.0 193.20 87.4 268.69 15.1 24.9 32 The Westin Georgetown, Washington D.C. Washington, D.C. (CBD) 267 235.36 81.6 192.10 23.0 235.96 3.4 6.6 33 Sheraton Boston Hotel Boston 1,220 235.10 80.0 188.07 107.0 240.39 9.1 24.3 34 Santa Clara Marriott San Francisco/San Jose 759 250.37 74.5 186.61 72.8 262.78 23.8 26.3 35 Hyatt Regency Cambridge, Overlooking Boston Boston 470 220.93 83.6 184.79 43.5 253.52 13.5 18.1 36 The Westin Kierland Resort & Spa Phoenix 732 247.61 73.9 182.88 115.2 431.05 26.2 37.2 37 Hyatt Place Waikiki Beach Maui/Oahu 426 196.09 92.7 181.70 30.7 197.67 6.0 11.2 38 Hyatt Regency San Francisco Airport San Francisco/San Jose 789 200.65 90.1 180.74 76.5 265.79 9.3 23.4 39 The St. Regis Houston Houston 232 289.56 61.5 178.15 24.6 290.42 1.6 4.4 40 Hyatt Regency Coconut Point Resort and Spa (3) Florida Gulf Coast 454 228.90 77.1 176.50 63.5 383.23 11.3 18.0 Total Top 40 26,485 $280.39 82.6% $231.55 $3,502.0 $362.34 $556.0 $990.5 * Remaining 52 hotels (2) 24,866 176.96 76.0% 134.55 1,896.6 208.97 304.1 553.5 Pro forma adjustment for three Hyatt hotel acquisition (3) (65.8) (15.2) (22.0) Gain on sale of property, sold property operations, and corporate level income/expense 191.4 306.1 39.8 Total 51,351 — — — $5,524.2 — $1,151.0 $1,561.8 Host Hotels & Resorts __________ *Represents 63% of our EBITDAre. Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property, sold property operations and corporate level income/expense”. Refer to the table below for reconciliation of net income (loss) to Hotel EBITDA. The total represents Host Hotel’s EBITDAre, as defined in the Notes to Supplemental Financial Information. The Westin New York Grand Central is excluded from this total as it was sold subsequent to year end on January 9, 2019. Its operations for the year are included in sold property operations. The operating results for the three hotels acquired in March 2018 are included on a pro forma basis, which includes operating results assuming the hotels were owned as of January 1, 2018 and based on actual results obtained from the manager for periods prior to our ownership. For these hotels, since the operations include periods prior to our ownership, the results may not necessarily correspond to our actual results.

Property Level Data (unaudited, in millions, except hotel statistics) Top 40 Domestic Hotels by RevPAR Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA and EBITDAre Host Hotels & Resorts __________ The Westin New York Grand Central is excluded from this total as it was sold subsequent to year end on January 9, 2019. Its operations for the year are included in sold property operations. The operating results for the three hotels acquired in March 2018 are included on a pro forma basis, which includes operating results assuming the hotels were owned as of January 1, 2018 and based on actual results obtained from the manager for periods prior to our ownership. For these hotels, since the operations include periods prior to our ownership, the results may not necessarily correspond to our actual results. Year ended December 31, 2018 Hotel Location No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Less: Gain on dispositions Plus: Equity Investment Adjustments Equals: Hotel EBITDA 1 Fairmont Kea Lani, Maui Maui/Oahu 450 $25.8 $16.3 $- $- $- $- $42.1 2 Andaz Maui at Wailea Resort (2) Maui/Oahu 301 14.6 8.8 - - - - 23.4 3 The Ritz-Carlton, Naples Florida Gulf Coast 450 18.7 13.3 - - - - 32.0 4 Hyatt Regency Maui Resort & Spa Maui/Oahu 806 38.2 15.1 - - - - 53.3 5 The Ritz-Carlton, Marina del Rey Los Angeles 304 8.2 4.6 - - - - 12.8 6 New York Marriott Marquis New York 1,966 37.2 29.3 - - - - 66.5 7 Grand Hyatt San Francisco (2) San Francisco/San Jose 668 10.4 11.7 - - - - 22.1 8 The Ritz-Carlton, Amelia Island Jacksonville 446 23.7 8.8 - - - - 32.5 9 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 5.4 3.9 - - - - 9.3 10 W Hollywood Los Angeles 305 3.2 7.4 - - - - 10.6 11 San Francisco Marriott Marquis San Francisco/San Jose 1,500 33.5 16.7 - - - - 50.2 12 The Phoenician, A Luxury Collection Resort Phoenix 645 4.9 29.7 - - - - 34.6 13 JW Marriott Washington, DC Washington, D.C. (CBD) 777 20.1 8.2 - - - - 28.3 14 Sheraton New York Times Square Hotel New York 1,780 (3.0) 27.7 - - - - 24.7 15 New York Marriott Downtown New York 513 9.1 4.6 - - - - 13.7 16 Axiom Hotel San Francisco/San Jose 152 3.6 4.4 - - - - 8.0 17 Marina del Rey Marriott Los Angeles 370 9.4 3.3 - - - - 12.7 18 W Seattle Seattle 424 7.8 5.9 - - - - 13.7 19 Marriott Marquis San Diego Marina San Diego 1,360 30.4 33.5 - - - - 63.9 20 Boston Marriott Copley Place Boston 1,144 23.4 11.8 - - - - 35.2 21 The Westin Chicago River North Chicago 429 7.1 6.2 - - - - 13.3 22 Coronado Island Marriott Resort & Spa San Diego 300 5.3 6.0 - - - - 11.3 23 The Ritz-Carlton, Tysons Corner Northern Virginia 398 4.9 7.0 - - - - 11.9 24 The Don CeSar Florida Gulf Coast 347 10.8 6.6 - - - - 17.4 25 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 4.4 5.3 - - - - 9.7 26 Manchester Grand Hyatt San Diego San Diego 1,628 42.9 29.3 - - - - 72.2 27 Embassy Suites by Hilton Chicago Downtown Magnificent Mile Chicago 455 5.2 5.5 - - - - 10.7 28 Grand Hyatt Washington Washington, D.C. (CBD) 897 15.0 15.7 - - - - 30.7 29 The Logan Philadelphia 391 7.1 10.2 - - - - 17.3 30 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 9.4 2.6 - - - - 12.0 31 The Westin Seattle Seattle 891 15.1 9.8 - - - - 24.9 32 The Westin Georgetown, Washington D.C. Washington, D.C. (CBD) 267 3.4 3.2 - - - - 6.6 33 Sheraton Boston Hotel Boston 1,220 9.1 15.2 - - - - 24.3 34 Santa Clara Marriott San Francisco/San Jose 759 23.8 2.5 - - - - 26.3 35 Hyatt Regency Cambridge, Overlooking Boston Boston 470 13.5 4.6 - - - - 18.1 36 The Westin Kierland Resort & Spa Phoenix 732 26.2 11.0 - - - - 37.2 37 Hyatt Place Waikiki Beach Maui/Oahu 426 6.0 5.2 - - - - 11.2 38 Hyatt Regency San Francisco Airport San Francisco/San Jose 789 9.3 14.1 - - - - 23.4 39 The St. Regis Houston Houston 232 1.6 2.8 - - - - 4.4 40 Hyatt Regency Coconut Point Resort and Spa (2) Florida Gulf Coast 454 11.3 6.7 - - - - 18.0 Total Top 40 26,485 $556.0 $434.5 $- $- $- $- $990.5 Remaining 52 hotels (1) 24,866 304.1 249.4 - - - - 553.5 Pro forma adjustment for three Hyatt hotel acquisition (2) (15.2) (6.8) - - - - (22.0) Gain on sale of property, sold property operations and corporate level income/ expense 306.1 266.8 176.4 149.6 (902.9) 43.8 39.8 Total 51,351 $1,151.0 $943.9 $176.4 $149.6 $(902.9) $43.8 $1,561.8

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Top 40 Domestic Hotels by RevPAR For the Year ended December 31, 2016 Year ended December 31, 2016 Hotel Location No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA (1) 1 Fairmont Kea Lani, Maui Maui/Oahu 450 $552.99 86.4% $478.00 $114.2 $693.52 $24.0 $40.6 2 The Ritz-Carlton, Naples Florida Gulf Coast 450 535.08 70.2 375.57 130.6 793.07 26.6 40.5 3 W New York - Union Square (2) New York 270 388.45 90.8 352.74 41.4 419.41 2.5 8.4 4 New York Marriott Marquis New York 1,966 328.59 89.7 294.62 335.3 465.96 35.5 72.9 5 The Ritz-Carlton, Marina del Rey Los Angeles 304 344.76 77.5 267.13 49.4 444.06 5.4 10.1 6 Hyatt Regency Maui Resort & Spa Maui/Oahu 806 286.66 91.4 261.93 133.5 452.66 31.9 44.8 7 San Francisco Marriott Marquis San Francisco/San Jose 1,500 282.77 89.9 254.31 201.5 366.95 34.2 53.7 8 The Westin New York Grand Central (2) New York 774 292.72 85.5 250.42 87.1 307.55 (4.8) 13.8 9 W New York (2) New York 696 299.87 81.6 244.58 79.6 312.36 (6.7) 4.8 10 The Ritz-Carlton, Amelia Island Jacksonville 446 337.37 71.5 241.38 87.1 533.76 16.9 26.7 11 Sheraton New York Times Square Hotel New York 1,780 256.73 91.0 233.58 200.1 307.09 (5.5) 27.4 12 New York Marriott Downtown New York 513 275.95 84.3 232.76 54.0 287.43 8.1 14.5 13 JW Marriott Washington, DC Washington, D.C. (CBD) 777 274.59 84.5 231.99 94.0 330.70 19.8 29.3 14 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 269.10 83.8 225.58 28.0 268.28 5.3 7.4 15 Marina del Rey Marriott Los Angeles 370 247.51 87.1 215.66 41.6 306.99 9.6 12.8 16 The Westin Georgetown, Washington D.C. Washington, D.C. (CBD) 267 246.27 86.6 213.27 26.8 274.56 4.8 8.7 17 The Westin Chicago River North Chicago 429 253.06 82.4 208.61 48.5 308.95 9.7 16.2 18 The St. Regis Houston Houston 232 299.88 67.2 201.62 26.5 312.23 2.6 6.1 19 The Phoenician, A Luxury Collection Resort Phoenix 643 335.16 60.0 201.09 112.1 476.15 12.1 29.3 20 Boston Marriott Copley Place Boston 1,144 241.25 82.2 198.28 118.8 283.73 20.2 33.0 21 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 312.69 62.6 195.76 37.2 344.25 4.4 8.9 22 Manchester Grand Hyatt San Diego San Diego 1,628 225.46 86.3 194.66 188.9 316.97 35.9 67.2 23 Embassy Suites by Hilton Chicago Downtown Magnificent Mile Chicago 455 219.80 88.5 194.62 36.0 216.38 6.4 12.3 24 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 243.12 79.4 193.12 42.9 255.36 8.5 11.9 25 Grand Hyatt Washington Washington, D.C. (CBD) 897 239.83 80.3 192.54 94.3 287.27 12.3 27.4 26 Coronado Island Marriott Resort & Spa San Diego 300 239.76 79.8 191.41 32.6 296.76 3.0 9.3 27 Marriott Marquis San Diego Marina San Diego 1,360 235.82 80.2 189.15 151.3 303.96 20.0 47.1 28 Sheraton Boston Hotel Boston 1,220 231.78 79.8 184.94 112.2 251.26 12.3 27.9 29 Hyatt Place Waikiki Beach Maui/Oahu 426 196.17 93.5 183.47 30.0 192.50 6.4 11.8 30 Santa Clara Marriott San Francisco/San Jose 759 244.25 73.4 179.27 71.4 257.08 21.3 25.4 31 Hyatt Regency Cambridge, Overlooking Boston Boston 470 222.36 80.4 178.89 43.1 250.57 13.1 17.4 32 The Whitley, A Luxury Collection Hotel, Atlanta Buckhead Atlanta 510 243.74 72.5 176.71 55.4 296.96 7.8 14.3 33 The Westin Seattle Seattle 891 214.80 82.1 176.41 82.6 253.14 13.1 23.6 34 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 220.86 79.4 175.41 80.3 261.71 10.5 21.4 35 The Ritz-Carlton, Tysons Corner Northern Virginia 398 254.20 68.7 174.54 47.6 326.93 2.5 8.5 36 The Westin Kierland Resort & Spa Phoenix 732 237.37 72.8 172.72 108.7 405.78 22.2 33.4 37 W Seattle Seattle 424 237.42 71.5 169.79 34.0 218.89 4.5 10.3 38 Axiom Hotel San Francisco/San Jose 152 236.22 70.3 166.05 11.4 166.72 1.5 5.5 39 Philadelphia Airport Marriott Philadelphia 419 185.65 84.3 156.52 33.3 217.43 6.5 10.0 40 The Westin Denver Downtown Denver 430 194.96 79.9 155.85 33.5 212.79 5.3 10.3 Total Top 40 27,165 $268.71 82.1% $220.73 $3,336.8 335.63 $469.7 $904.9 * Remaining 56 hotels 27,001 174.51 72.9% 127.22 2,010.7 203.37 283.4 573.1 Gain on sale of property, sold property operations, and corporate level income/expense 82.5 17.9 5.4 Total 54,166 — — — $5,430.0 — $771.0 $1,483.4 Host Hotels & Resorts __________ *Represents 61% of our EBITDAre. Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property, sold property operations and corporate level income/expense”. Refer to the table below for reconciliation of net income (loss) to Hotel EBITDA. The total represents Host Hotel’s EBITDAre, as defined in the Notes to Supplemental Financial Information. W New York – Union Square, W New York, and the Westin New York Grand Central were sold during 2018 and 2019.

Property Level Data (unaudited, in millions, except hotel statistics) Top 40 Domestic Hotels by RevPAR Reconciliation of Hotel Net Income (Loss) to Hotel EBITDA and EBITDAre Host Hotels & Resorts __________ W New York – Union Square, W New York, and the Westin New York Grand Central were sold during 2018 and 2019. Year ended December 31, 2016 Hotel Location No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Less: Gain on dispositions Plus: Equity Investment Adjustments Equals: Hotel EBITDA 1 Fairmont Kea Lani, Maui Maui/Oahu 450 $24.0 $16.6 $- $- $- $- $40.6 2 The Ritz-Carlton, Naples Florida Gulf Coast 450 26.6 13.9 - - - - 40.5 3 W New York - Union Square (1) New York 270 2.5 5.9 - - - - 8.4 4 New York Marriott Marquis New York 1,966 35.5 37.4 - - - - 72.9 5 The Ritz-Carlton, Marina del Rey Los Angeles 304 5.4 4.7 - - - - 10.1 6 Hyatt Regency Maui Resort & Spa Maui/Oahu 806 31.9 12.9 - - - - 44.8 7 San Francisco Marriott Marquis San Francisco/San Jose 1,500 34.2 19.5 - - - - 53.7 8 The Westin New York Grand Central (1) New York 774 (4.8) 18.6 - - - - 13.8 9 W New York (1) New York 696 (6.7) 11.5 - - - - 4.8 10 The Ritz-Carlton, Amelia Island Jacksonville 446 16.9 9.8 - - - - 26.7 11 Sheraton New York Times Square Hotel New York 1,780 (5.5) 32.9 - - - - 27.4 12 New York Marriott Downtown New York 513 8.1 6.4 - - - - 14.5 13 JW Marriott Washington, DC Washington, D.C. (CBD) 777 19.8 9.5 - - - - 29.3 14 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 5.3 2.1 - - - - 7.4 15 Marina del Rey Marriott Los Angeles 370 9.6 3.2 - - - - 12.8 16 The Westin Georgetown, Washington D.C. Washington, D.C. (CBD) 267 4.8 3.9 - - - - 8.7 17 The Westin Chicago River North Chicago 429 9.7 6.5 - - - - 16.2 18 The St. Regis Houston Houston 232 2.6 3.5 - - - - 6.1 19 The Phoenician, A Luxury Collection Resort Phoenix 643 12.1 17.2 - - - - 29.3 20 Boston Marriott Copley Place Boston 1,144 20.2 12.8 - - - - 33.0 21 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 4.4 4.5 - - - - 8.9 22 Manchester Grand Hyatt San Diego San Diego 1,628 35.9 31.3 - - - - 67.2 23 Embassy Suites by Hilton Chicago Downtown Magnificent Mile Chicago 455 6.4 5.9 - - - - 12.3 24 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 8.5 3.4 - - - - 11.9 25 Grand Hyatt Washington Washington, D.C. (CBD) 897 12.3 15.1 - - - - 27.4 26 Coronado Island Marriott Resort & Spa San Diego 300 3.0 6.3 - - - - 9.3 27 Marriott Marquis San Diego Marina San Diego 1,360 20.0 27.1 - - - - 47.1 28 Sheraton Boston Hotel Boston 1,220 12.3 15.6 - - - - 27.9 29 Hyatt Place Waikiki Beach Maui/Oahu 426 6.4 5.4 - - - - 11.8 30 Santa Clara Marriott San Francisco/San Jose 759 21.3 4.1 - - - - 25.4 31 Hyatt Regency Cambridge, Overlooking Boston Boston 470 13.1 4.3 - - - - 17.4 32 The Whitley, A Luxury Collection Hotel, Atlanta Buckhead Atlanta 510 7.8 6.5 - - - - 14.3 33 The Westin Seattle Seattle 891 13.1 10.5 - - - - 23.6 34 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 10.5 10.9 - - - - 21.4 35 The Ritz-Carlton, Tysons Corner Northern Virginia 398 2.5 6.0 - - - - 8.5 36 The Westin Kierland Resort & Spa Phoenix 732 22.2 11.2 - - - - 33.4 37 W Seattle Seattle 424 4.5 5.8 - - - - 10.3 38 Axiom Hotel San Francisco/San Jose 152 1.5 4.0 - - - - 5.5 39 Philadelphia Airport Marriott Philadelphia 419 6.5 3.5 - - - - 10.0 40 The Westin Denver Downtown Denver 430 5.3 5.0 - - - - 10.3 Total Top 40 27,165 $469.7 $435.2 $- $- $- $- $904.9 Remaining 56 hotels (2) 27,001 283.4 279.7 10.0 - - - 573.1 Gain on sale of property, sold property operations, and corporate level income/expense 17.9 8.8 144.1 40.1 (249.9) 44.4 5.4 Total 54,166 $771.0 $723.7 $154.1 $40.1 $(249.9) $44.4 $1,483.4

Capitalization Host Hotels & Resorts

Capitalization As of As of As of As of As of June 30, March 31, December 31, September 30, June 30, Shares/Units 2019 2019 2018 2018 2018 Common shares outstanding 730.0 740.9 740.4 740.0 739.8 Common shares outstanding assuming conversion of OP Units (1) 737.8 748.6 748.1 748.1 748.0 Preferred OP Units outstanding .01 .01 .02 .02 .02 Security pricing Common stock at end of quarter (2) $18.22 $18.90 $16.67 $21.10 $21.07 High during quarter 19.88 20.14 20.97 21.94 22.25 Low during quarter 17.80 16.35 15.94 20.10 18.24 Capitalization Market value of common equity (3) $13,443 $14,149 $12,471 $15,785 $15,760 Consolidated debt 3,864 3,862 3,837 4,079 4,228 Less: Cash (1,107) (1,082) (1,542) (1,269) (646) Consolidated total capitalization 16,200 16,929 14,766 18,595 19,342 Plus: Share of debt in unconsolidated investments 147 148 150 456 458 Pro rata total capitalization $16,347 $17,077 $14,916 $19,051 $19,800 Quarter ended Quarter ended Quarter ended Quarter ended Quarter ended June 30, March 31, December 31, September 30, June 30, 2019 2019 2018 2018 2018 Dividends declared per common share $0.20 $0.20 $0.25 $0.20 $0.20 Comparative Capitalization __________ (1) Each OP Unit is redeemable for cash or, at our option, for 1.021494 common shares of Host Inc. At June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, there were 7.6 million, 7.6 million, 7.5 million, 7.9 million and 8.0 million common OP Units, respectively, held by non-controlling interests. (2) Share prices are the closing price as reported by the New York Stock Exchange. (3) Market value of common equity is calculated as the number of common shares outstanding including assumption of conversion of OP units multiplied the closing share price on that day. (in millions, except security pricing and per share amounts) Host Hotels & Resorts

Capitalization Consolidated Debt Summary Debt Senior debt Rate Maturity date June 30, 2019 December 31, 2018 Series Z 6% 10/2021 $ $299 $ 299 Series B 5 1⁄4% 3/2022 348 348 Series C 4 3⁄4% 3/2023 448 447 Series D 3 3⁄4% 10/2023 398 398 Series E 4% 6/2025 497 497 Series F 4 1⁄2% 2/2026 397 397 Series G 3 7⁄8% 4/2024 396 396 2017 Credit facility term loan (1) 3.5% 5/2021 499 499 2015 Credit facility term loan (1) 3.5% 9/2020 499 499 Credit facility revolver (1)(2) 3.0% 5/2021 54 51 3,835 3,831 Other debt Other debt 5.0% - 8.8% 12/2020 - 02/2024 29 6 Total debt(3)(4) $ 3,864 $ 3,837 Percentage of fixed rate debt 73% 73% Weighted average interest rate 4.3% 4.4% Weighted average debt maturity 3.7 years 4.2 years Credit Facility Total capacity (1) $ 1,000 Available capacity 943 Assets encumbered by mortgage debt — (in millions) ___________ (1) Subsequent to quarter end, the term loans and revolver under our credit facility were amended, increasing the total capacity of the revolver to $1.5 billion and extending the maturities of the revolver and term loans to 2025, including all extension options, subject to meeting certain conditions. (2) The interest rate shown is the weighted average rate of the outstanding credit facility borrowings at June 30, 2019. (3) In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of June 30, 2019, our share of debt in unconsolidated investments is $147 million and none of our debt is attributable to non-controlling interests. (4) Total debt as of June 30, 2019 and December 31, 2018 includes net discounts and deferred financing costs of $21 million and $24 million, respectively. Host Hotels & Resorts

Capitalization Consolidated Debt Maturity as of June 30, 2019 (1) Subsequent to quarter end, the term loans and revolver under our credit facility were amended, extending the maturities to 2025, including all extension options, subject to meeting certain conditions. Host Hotels & Resorts

Capitalization (unaudited, in millions, except ratios) Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio GAAP Leverage Ratio June 30, 2019 Debt $3,864 Net income – trailing twelve months 1,163 GAAP Leverage Ratio 3.3x The following table presents the calculation of Host's leverage ratio using GAAP measures: The following table presents the calculation of Host's leverage ratio as used in the financial covenants of the credit facility: Leverage Ratio per Credit Facility June 30, 2019 Net debt (1) $2,859 Adjusted Credit Facility EBITDA – trailing twelve months (2) 1,557 Leverage Ratio 1.8x (1) The following presents the reconciliation of debt to net debt per our credit facility definition: June 30, 2019 Debt $3,864 Less: Unrestricted cash over $100 million (1,005) Net debt per credit facility definition $2,859 (2) The following presents the reconciliation of net income to EBITDA, EBITDAre, Adjusted EBITDAre and EBITDA per our credit facility definition in determining leverage ratio: Host Hotels & Resorts Trailing twelve months June 30, 2019 Net income $1,163 Interest expense 173 Depreciation and amortization 674 Income taxes 147 EBITDA 2,157 Gain on dispositions (843) Non-cash impairment expense 239 Equity in earnings of affiliates (20) Pro rata EBITDAre of equity investments 50 EBITDAre and Adjusted EBITDAre 1,583 Pro forma EBITDA – Acquisitions 25 Pro forma EBITDA – Dispositions (40) Restricted stock expense and other non-cash items 14 Non-cash partnership adjustments (25) Adjusted Credit Facility EBITDA $1,557

Capitalization (unaudited, in millions, except ratios) Reconciliation of GAAP Fixed Charge Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio The following tables present the calculation of our fixed charge coverage ratio using GAAP measures and as used in the financial covenants of the credit facility: GAAP Fixed Charge Coverage Ratio Credit Facility Fixed Charge Coverage Ratio Trailing twelve months June 30, 2019 Trailing twelve months June 30, 2019 Net income $1,163 Credit Facility Fixed Charge Coverage Ratio EBITDA(1) $1,284 Interest expense 173 Fixed Charges(2) 196 GAAP Fixed Charge Coverage Ratio 6.7x Credit Facility Fixed Charge Coverage Ratio 6.6x ___________ (1) The following reconciles Adjusted Credit Facility EBITDA to Credit Facility Fixed Charge Coverage Ratio EBITDA. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of Adjusted Credit Facility EBITDA. Trailing twelve months June 30, 2019 Adjusted Credit Facility EBITDA $1,557 Less: 5% of Hotel Property Gross Revenue (273) Credit Facility Fixed Charge Coverage Ratio EBITDA $1,284 (2) The following table reconciles GAAP interest expense to interest expense per our credit facility definition to fixed charges: Trailing twelve months June 30, 2019 GAAP Interest expense $173 Deferred financing cost amortization (6) Capitalized interest 3 Accretion expense (1) Pro forma interest adjustments (2) Adjusted Credit Facility interest expense 167 Cash taxes on ordinary income 29 Fixed Charges $196 Host Hotels & Resorts

Capitalization (unaudited, in millions, except ratios) Reconciliation of GAAP Interest Coverage Ratio to EBITDA to Interest Coverage Ratio The following tables present the calculation of our interest coverage ratio using GAAP measures and as used in the senior notes indenture covenants: GAAP Interest Coverage Ratio Trailing twelve months June 30, 2019 Net income $1,163 Interest expense 173 GAAP Interest Coverage Ratio 6.7x EBITDA to Interest Coverage Ratio Trailing twelve months June 30, 2019 Adjusted Credit Facility EBITDA (1) $1,557 Non-controlling interest adjustment 2 Adjusted Senior Notes EBITDA $1,559 Adjusted Credit Facility interest expense (2) $167 EBITDA to Interest Coverage Ratio 9.3x __________ (1) See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for the calculation of Adjusted Credit Facility EBITDA and reconciliation to net income. (2) See Reconciliation of GAAP Fixed Charge Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio for the calculation of Adjusted Credit Facility interest expense and reconciliation to GAAP interest expense. This same measure is used for our senior notes. Host Hotels & Resorts

Capitalization Ground Lease Summary as of June 30, 2019 As of June 30, 2019 Hotel No. of rooms Lessor Institution Type Minimum rent Current expiration Expiration after all potential options(1) 1 Atlanta Marriott Midtown Suites(5) 254 Private 743,092 1/3/2025 1/3/2105 2 Boston Marriott Copley Place 1,144 Public N/A (2) 12/13/2077 12/13/2077 3 Coronado Island Marriott Resort & Spa 300 Public 1,378,850 10/31/2062 10/31/2078 4 Denver Marriott West 305 Private 160,000 12/28/2028 12/28/2058 5 Houston Airport Marriott at George Bush Intercontinental 573 Public 1,560,000 10/31/2053 10/31/2053 6 Houston Marriott Medical Center 395 Non-Profit 160,000 12/28/2019 12/28/2059 7 Manchester Grand Hyatt San Diego 1,628 Public 6,600,000 5/31/2067 5/31/2083 8 Marina del Rey Marriott 370 Public 1,777,140 3/31/2043 3/31/2043 9 Marriott Marquis San Diego Marina 1,360 Public 7,650,541 11/30/2061 11/30/2083 10 Newark Liberty International Airport Marriott 591 Public 2,476,119 12/31/2055 12/31/2055 11 Philadelphia Airport Marriott 419 Public 1,206,786 6/29/2045 6/29/2045 12 San Antonio Marriott Rivercenter 1,001 Private 700,000 12/31/2033 12/31/2063 13 San Francisco Marriott Marquis 1,500 Public 1,500,000 8/25/2046 8/25/2076 14 San Ramon Marriott 368 Private 482,144 5/29/2034 5/29/2064 15 Santa Clara Marriott 759 Private 90,932 11/30/2028 11/30/2058 16 Sheraton San Diego Hotel & Marina 1,053 Public 2,195,987 10/31/2078 10/31/2078 17 Tampa Airport Marriott 298 Public 1,497,946 12/31/2033 12/31/2033 18 The Ritz-Carlton, Marina del Rey 304 Public 1,453,104 7/29/2067 7/29/2067 19 The Ritz-Carlton, Tysons Corner 398 Private 992,722 6/30/2112 6/30/2112 20 The Westin Cincinnati 456 Public 100,000 6/30/2045 6/30/2075 (3) 21 The Westin Los Angeles Airport 747 Private 1,225,050 1/31/2054 1/31/2074 (4) 22 The Westin South Coast Plaza, Costa Mesa 393 Private 178,160 9/30/2025 9/30/2025 23 Toronto Marriott Downtown Eaton Centre Hotel 461 Non-Profit 396,863 9/20/2082 9/20/2082 24 W Hollywood 305 Public 366,579 3/28/2106 3/28/2106 Weighted average remaining lease term (assuming all extension options)(5) 55 years Percentage of leases (based on room count) with Public/Private/Non-Profit lessors 67%/27%/6% __________ Exercise of Host’s option to extend is subject to certain conditions, including the existence of no defaults and subject to any applicable rent escalation or rent re-negotiation provisions. All rental payments have been previously paid and no further rental payments are required for the remainder of the lease term. No renewal term in the event the Lessor determines to discontinue use of building as a hotel. A condition of renewal is that the hotel’s occupancy compares favorably to similar hotels for the preceding three years. The Atlanta Marriott Midtown Suites is considered held for sale at June 30, 2019. Therefore, the lease term has been excluded from our calculation of the weighted average remaining lease term. Host Hotels & Resorts

Capitalization 2019 Property Dispositions Host Hotels & Resorts Trailing Twelve Months from Disposition Date (in millions) Hotel Net Income (Loss) Plus: Depreciation Equals: Hotel EBITDA Renewal & Replacement funding Hotel Net Operating Income 2019 completed and anticipated sales $46.5 $32.4 $78.9 $(16.3) $62.6 _________ The table includes six properties that have sold as of August 5, 2019, and six properties that are under contract, subject to customary closing conditions. There can be no assurances that we will complete the transactions. The cap rate is calculated as the ratio between the trailing twelve month net operating income (NOI) and the sales price plus avoided capital expenditures. Avoided capital expenditures represents $160 million of estimated capital expenditure spend requirements for the properties in excess of escrow funding over the next 10 years, discounted at 8%. The EBITDA multiple is calculated as the ratio between the sales price plus avoided capital expenditures over the trailing twelve-month Hotel EBITDA. Avoided capital expenditures represents $315 million of estimated capital expenditure spend requirements for the properties including escrow funding over the next 10 years, discounted at 8%. Cap rates and multiples are based on the trailing twelve months from the disposition date of the hotel, or as of June 30, 2019 for hotels not yet sold. GAAP cap rate is calculated as the ratio between the trailing twelve month net income and the sales price. Net income multiple is calculated as the ratio between the sales price over the trailing twelve-month Hotel net income. The following presents a reconciliation between the GAAP and non-GAAP measures. There was no interest expense or income tax related to these hotels for the periods presented. Sales Price (in millions)(1) GAAP Cap Rate(4) Cap Rate(2)(4) Net Income Multiple(4) EBITDA multiple(3)(4) 2019 completed and anticipated sales $979 4.8% 5.7% 21.0x 15.3x

2019 Outlook Host Hotels & Resorts

2019 Outlook The Company estimates its 2019 operating results as compared to the prior year will change in the following range: Based upon the above parameters, the Company estimates its 2019 guidance as follows: See the 2019 Forecast Schedules and the Notes to Supplemental Financial Information for other assumptions used in the forecasts and items that may affect forecast results. Host Hotels & Resorts __________ Forecast comparable hotel results include 74 hotels that are assumed will be classified as comparable as of December 31, 2019. See the 2019 Forecast Schedules for a listing of hotels excluded from the full year 2019 comparable hotel set. At the 0.0% high end of the RevPAR guidance, the improvement in comparable hotel EBITDA margin is 50 basis points higher compared to the previous guidance. Previous Full Year 2019 Guidance Current Full Year 2019 Guidance Change in Full Year 2019 Guidance to the Mid-Point Total comparable hotel RevPAR - Constant US$ (1) 0.0% to 2.0% (1.0)% to 0.0% (150) bps Total revenues under GAAP 0.1% to 2.1% (1.5)% to (0.5)% (210) bps Operating profit margin under GAAP 460 bps to 550 bps 470 bps to 530 bps (5) bps Comparable hotel EBITDA margins (2) (25) bps to 35 bps (25) bps to 25 bps (5) bps Previous Full Year 2019 Guidance Current Full Year 2019 Guidance Change in Full Year 2019 Guidance to the Mid-Point Net income (in millions) $619 to $683 $956 to $993 $323.5 Adjusted EBITDAre (in millions) $1,535 to $1,600 $1,500 to $1,540 $(47.5) Diluted earnings per common share $.82 to $.91 $1.28 to $1.33 $.44 NAREIT FFO per diluted share $1.76 to $1.84 $1.73 to $1.78 $(.05) Adjusted FFO per diluted share $1.76 to $1.84 $1.73 to $1.78 $(.05)

2019 Outlook (unaudited, in millions, except per share amounts) Reconciliation of Net Income to EBITDA, EBITDAre, and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for 2019 Forecasts(1) (1) The forecasts are based on the below assumptions: Total comparable hotel RevPAR in constant US$ will decrease 1.0% to 0.0% for the low and high end of the forecast range, which excludes the effect of changes in foreign currency. However, the effect of estimated changes in foreign currency has been reflected in the forecast of net income, EBITDA, earnings per diluted share and Adjusted FFO per diluted share. Comparable hotel EBITDA margins will decrease 25 basis points or increase 25 basis points for the low and high ends of the forecasted RevPAR range, respectively. We expect to spend approximately $315 million to $345 million on ROI capital expenditures and approximately $235 million to $265 million on renewal and replacement capital expenditures. The above forecast assumes the sale of six additional properties. The transactions are subject to customary closing conditions which may not be satisfied and there can be no assurances that we will be able to complete the transactions at the prices assumed in the forecast. For a discussion of additional items that may affect forecasted results, see the Notes to Supplemental Financial Information. Host Hotels & Resorts Full Year 2019 Low-end of range High-end of range Net income $956 $993 Interest expense 175 175 Depreciation and amortization 671 671 Income taxes 28 31 EBITDA 1,830 1,870 Gain on dispositions (346) (346) Equity investment adjustments: Equity in earnings of affiliates (10) (10) Pro rata EBITDAre of equity investments 26 26 EBITDAre 1,500 1,540 Adjusted EBITDAre $1,500 $1,540 Full Year 2019 Low-end of range High-end of range Net income $956 $993 Less: Net income attributable to non-controlling interests (13) (13) Net income attributable to Host Inc. 943 980 Adjustments: Gain on dispositions (346) (346) Depreciation and amortization 667 667 Equity investment adjustments: Equity in earnings of affiliates (10) (10) Pro rata FFO of equity investments 18 18 Consolidated partnership adjustments: FFO adjustment for non-controlling interests of Host LP (3) (3) NAREIT FFO and Adjusted FFO 1,269 1,306 Weighted average diluted shares - EPS, NAREIT FFO and Adjusted FFO 735.0 735.0 Diluted earnings per common share $1.28 $1.33 NAREIT FFO and Adjusted FFO per diluted share $1.73 $1.78 ___________

2019 Outlook (unaudited, in millions, except hotel statistics) Schedule of Comparable Hotel Results for 2019 Forecasts(1) Full Year 2019 Low-end of range High-end of range Operating profit margin (2) 14.3% 14.9% Comparable hotel EBITDA margin (3) 28.75% 29.25% Net income $956 $993 Depreciation and amortization 671 671 Interest expense 175 175 Provision for income taxes 28 31 Corporate level income/expense (266) (266) Non-comparable hotel results, net (4) (271) (276) Comparable hotel EBITDA $1,293 $1,328 Low-end of range Adjustments GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results Revenues Rooms $3,431 $(587) — $2,844 Food and beverage 1,628 (265) — 1,363 Other 382 (92) — 290 Total revenues 5,441 (944) — 4,497 Expenses Hotel expenses 3,877 (673) — 3,204 Depreciation 671 — (671) — Corporate and other expenses 115 — (115) — Total expenses 4,663 (673) (786) 3,204 Operating Profit - Comparable Hotel EBITDA $778 $(271) $786 $1,293 High-end of range Adjustments GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results Revenues Rooms $3,466 $(594) — $2,872 Food and beverage 1,644 (267) — 1,377 Other 385 (93) — 292 Total revenues 5,495 (954) — 4,541 Expenses Hotel expenses 3,891 (678) — 3,213 Depreciation and amortization 671 — (671) — Corporate and other expenses 115 — (115) — Total expenses 4,677 (678) (786) 3,213 Operating Profit - Comparable Hotel EBITDA $818 $(276) $786 $1,328 ___________ (1)Forecast comparable hotel results include 74 hotels (of our 90 hotels owned at June 30, 2019) that we have assumed will be classified as comparable as of December 31, 2019. See “Comparable Hotel Operating Statistics” in the Notes to Supplemental Financial Information. No assurances can be made as to the hotels that will be in the comparable hotel set for 2019. Also, see the notes to the “Reconciliation of Net Income to EBITDA, EBITDAre, and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for 2019 Forecasts” for other forecast assumptions and further discussion of transactions affecting our comparable hotel set. (2)Operating profit margin under GAAP is calculated as the operating profit divided by the forecast total revenues per the condensed consolidated statements of operations. (3)Comparable hotel EBITDA margin is calculated as the comparable hotel EBITDA divided by the comparable hotel sales per the tables above. (4)Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels and sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations, (ii) gains on insurance settlements and business interruption proceeds, and (iii) the results of our office spaces and other non-hotel income. The following hotels are expected to be non-comparable for full-year forecast:   Acquisitions: Andaz Maui at Wailea Resort (acquired in March 2018) Grand Hyatt San Francisco (acquired in March 2018) Hyatt Regency Coconut Point Resort and Spa (acquired in March 2018) 1 Hotel South Beach (acquired in February 2019)   Renovations: The Ritz-Carlton, Naples (business disruption beginning in the second quarter of 2018) San Francisco Marriott Marquis (business disruption beginning in the third quarter of 2018) San Antonio Marriott Rivercenter (business disruption beginning in the second quarter of 2019) Minneapolis Marriott City Center (business disruption in 2019)   Dispositions or properties under contract (includes forecast or actual results from January 1, 2019 through the anticipated or actual sale date): The Westin New York Grand Central (sold January 9, 2019) The Westin Mission Hills Golf Resort & Spa (sold April 2, 2019) Washington Dulles Airport Marriott (sold June 7, 2019) Newport Beach Marriott Bayview (sold June 12, 2019) Courtyard Chicago Downtown/River North (sold July 1, 2019) Residence Inn Arlington Pentagon City (sold July 1, 2019) Scottsdale Marriott Suites Old Town (expected to close in the third quarter 2019) Scottsdale Marriott at McDowell Mountains (expected to close in the third quarter 2019) Costa Mesa Marriott (expected to close in the third quarter 2019) Atlanta Marriott Suites Midtown (expected to close in the third quarter 2019) The Westin Indianapolis (expected to close in the third quarter 2019) Chicago Marriott Suites O’Hare (expected to close in the third quarter 2019 Host Hotels & Resorts

Notes to Supplemental Financial Information Host Hotels & Resorts

Notes to Supplemental Financial Information Forecasts Our forecast of earnings per diluted share, NAREIT and Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and comparable hotel results are forward-looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although we believe the expectations reflected in the forecasts are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that the results will not be materially different. Risks that may affect these assumptions and forecasts include the following: potential changes in overall economic outlook make it inherently difficult to forecast the level of RevPAR and margin growth; the amount and timing of acquisitions and dispositions of hotel properties is an estimate that can substantially affect financial results, including such items as net income, depreciation and gains on dispositions; the level of capital expenditures may change significantly, which will directly affect the level of depreciation expense and net income; the amount and timing of debt payments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving shares of our common stock may change based on market conditions; and other risks and uncertainties associated with our business described herein and in our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Comparable Hotel Operating Statistics To facilitate a quarter-to-quarter comparison of our operations, we present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in this presentation on a comparable hotel basis in order to enable our investors to better evaluate our operating performance.. Because these statistics and operating results relate only to our hotel properties, they exclude results for our non-hotel properties and other real estate investments. We define our comparable hotels as properties: (i) that are owned or leased by us and the operations of which are included in our consolidated results for the entirety of the reporting periods being compared; and (ii) that have not sustained substantial property damage or business interruption, or undergone large-scale capital projects (as further defined below) during the reporting periods being compared. The hotel business is capital-intensive and renovations are a regular part of the business. Generally, hotels under renovation remain comparable hotels. A large scale capital project that would cause a hotel to be excluded from our comparable hotel set is an extensive renovation of several core aspects of the hotel, such as rooms, meeting space, lobby, bars, restaurants and other public spaces. Both quantitative and qualitative factors are taken into consideration in determining if the renovation would cause a hotel to be removed from the comparable hotel set, including unusual or exceptional circumstances such as: a reduction or increase in room count, rebranding, a significant alteration of the business operations, or the closing of the hotel during the renovation. We do not include an acquired hotel in our comparable hotel set until the operating results for that hotel have been included in our consolidated results for one full calendar year. For example, we acquired the 1 Hotel South Beach in February 2019. The hotel will not be included in our comparable hotels until January 1, 2021. Hotels that we sell are excluded from the comparable hotel set once the transaction has closed. Similarly, hotels are excluded from our comparable hotel set from the date that they sustain substantial property damage or business interruption or commence a large-scale capital project. In each case, these hotels are returned to the comparable hotel set when the operations of the hotel have been included in our consolidated results for one full calendar year after completion of the repair of the property damage or cessation of the business interruption, or the completion of large-scale capital projects, as applicable. Host Hotels & Resorts

Notes to Supplemental Financial Information Comparable Hotel Operating Statistics (continued) Of the 90 hotels that we owned on June 30, 2019, 83 have been classified as comparable hotels. The operating results of the following hotels that we owned as of June 30, 2019 are excluded from comparable hotel results for these periods: Andaz Maui at Wailea Resort (acquired in March 2018); Grand Hyatt San Francisco (acquired in March 2018); Hyatt Regency Coconut Point Resort and Spa (acquired in March 2018); 1 Hotel South Beach (acquired in February 2019); The Ritz-Carlton, Naples, removed in the second quarter of 2018 (business disruption due to extensive renovations including restoration of the façade that required closure of the hotel for over two months, coordinated with renovation and expansion of restaurant areas and renovation to the spa and ballrooms); San Francisco Marriott Marquis, removed in the third quarter of 2018 (business disruption due to renovations of guestrooms, ballrooms, meeting space, and extensive renovations of the main lobby); and San Antonio Marriott Rivercenter, removed in the second quarter of 2019 (business disruption due to renovations of guestrooms, conversion of public areas into meeting space, and an extensive repositioning of the lobby area). The operating results of eight hotels disposed of in 2019 and 2018 are not included in comparable hotel results for the periods presented herein. Host Hotels & Resorts Non-GAAP Financial Measures Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA, (iii) EBITDAre and Adjusted EBITDAre, (iv) NOI, (v) Comparable Hotel Property Level Operating Results, (vi) Credit Facility Leverage and Fixed Charge Coverage Ratios and (vii) Senior Notes EBITDA to Interest Coverage Ratio. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance. NAREIT FFO and NAREIT FFO per Diluted Share We present NAREIT FFO and NAREIT FFO per diluted share as non-GAAP measures of our performance in addition to our earnings per share (calculated in accordance with GAAP). We calculate NAREIT FFO per diluted share as our NAREIT FFO (defined as set forth below) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of fully diluted shares outstanding during such period, in accordance with NAREIT guidelines. Effective January 1, 2019, we adopted NAREIT’s definition of FFO included in NAREIT’s Funds From Operations White Paper – 2018 Restatement. The adoption did not result in a change in the way we calculate NAREIT FFO. NAREIT defines FFO as net income (calculated in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments and adjustments for consolidated partially-owned entities and unconsolidated affiliates. Adjustments for consolidated partially-owned entities and unconsolidated affiliates are calculated to reflect our pro rata share of the FFO of those entities on the same basis.

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) We believe that NAREIT FFO per diluted share is a useful supplemental measure of our operating performance and that the presentation of NAREIT FFO per diluted share, when combined with the primary GAAP presentation of earnings per share, provides beneficial information to investors. By excluding the effect of real estate depreciation, amortization, impairments and gains and losses from sales of depreciable real estate, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, we believe that such measures can facilitate comparisons of operating performance between periods and with other REITs, even though NAREIT FFO per diluted share does not represent an amount that accrues directly to holders of our common stock. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. As noted by NAREIT in its Funds From Operations White Paper – 2018 Restatement, the primary purpose for including FFO as a supplemental measure of operating performance of a REIT is to address the artificial nature of historical cost depreciation and amortization of real estate and real estate-related assets mandated by GAAP. For these reasons, NAREIT adopted the FFO metric in order to promote a uniform industry-wide measure of REIT operating performance. Adjusted FFO per Diluted Share We also present Adjusted FFO per diluted share when evaluating our performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. Management historically has made the adjustments detailed below in evaluating our performance, in our annual budget process and for our compensation programs. We believe that the presentation of Adjusted FFO per diluted share, when combined with both the primary GAAP presentation of earnings per share and FFO per diluted share as defined by NAREIT, provides useful supplemental information that is beneficial to an investor’s understanding of our operating performance. We adjust NAREIT FFO per diluted share for the following items, which may occur in any period, and refer to this measure as Adjusted FFO per diluted share: Gains and Losses on the Extinguishment of Debt – We exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of the write-off of deferred financing costs associated with the original issuance of the debt being redeemed or retired and incremental interest expense incurred during the refinancing period. We also exclude the gains on debt repurchases and the original issuance costs associated with the retirement of preferred stock. We believe that these items are not reflective of our ongoing finance costs. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. In unusual circumstances, we may also adjust NAREIT FFO for gains or losses that management believes are not representative of the Company’s current operating performance. For example, in 2017, as a result of the reduction of corporate income tax rates from 35% to 21% caused by the Tax Cuts and Jobs Act, we remeasured our domestic deferred tax assets as of December 31, 2017 and recorded a one-time adjustment to reduce the deferred tax assets and increase the provision for income taxes by approximately $11 million. We do not consider this adjustment to be reflective of our on-going operating performance and therefore excluded this item from Adjusted FFO. Host Hotels & Resorts

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) EBITDA and NOI Earnings before Interest Expense, Income Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. Management believes EBITDA provides useful information to investors regarding our results of operations because it helps us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). Management also believes the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners that are not REITs and other capital-intensive companies. Management uses EBITDA to evaluate property-level results and EBITDA multiples (calculated as sales price divided by EBITDA) as one measure in determining the value of acquisitions and dispositions. Like FFO and Adjusted FFO per diluted share, EBITDA it is widely used by management in the annual budget process and for our compensation programs. Management also uses NOI when calculating capitalization rates (Cap Rates) to evaluate acquisitions and dispositions. For a specific hotel, NOI is calculated as the hotel or entity level EBITDA less an estimate for the annual contractual reserve requirements for renewal and replacement expenditures. Cap Rates are calculated as NOI divided by sales price. Management believes using Cap Rates allows for a consistent valuation method in comparing the purchase or sale value of properties. EBITDAre and Adjusted EBITDAre We present EBITDAre in accordance with NAREIT guidelines, as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate,” to provide an additional performance measure to facilitate the evaluation and comparison of the Company’s results with other REITs. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) excluding interest expense, income tax, depreciation and amortization, gains or losses on disposition of depreciated property (including gains or losses on change of control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s pro rata share of EBITDAre of unconsolidated affiliates. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s understanding of our operating performance. Adjusted EBITDAre also is similar to the measure used to calculate certain credit ratios for our credit facility and senior notes. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: Property Insurance Gains – We exclude the effect of property insurance gains reflected in our consolidated statements of operations because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In addition, property insurance gains could be less important to investors given that the depreciated asset book value written off in connection with the calculation of the property insurance gain often does not reflect the market value of real estate assets. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. In unusual circumstances, we also may adjust EBITDAre for gains or losses that management believes are not representative of the Company’s current operating performance. The last such adjustment was a 2013 exclusion of a gain from an eminent domain claim. Host Hotels & Resorts

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) Limitations on the Use of NAREIT FFO per Diluted Share, Adjusted FFO per Diluted Share, EBITDA, EBITDAre, Adjusted EBITDAre and NOI We calculate NAREIT FFO per diluted share in accordance with standards established by NAREIT, which may not be comparable to measures calculated by other companies that do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. In addition, although FFO per diluted share is a useful measure when comparing our results to other REITs, it may not be helpful to investors when comparing us to non-REITs. We also calculate Adjusted FFO per diluted share, which is not in accordance with NAREIT guidance and may not be comparable to measures calculated by other REITs. EBITDA, EBITDAre, Adjusted EBITDAre, and NOI, as presented, may also not be comparable to measures calculated by other companies. This information should not be considered as an alternative to net income, operating profit, cash from operations or any other operating performance measure calculated in accordance with GAAP. Cash expenditures for various long-term assets (such as renewal and replacement capital expenditures, with the exception of NOI), interest expense (for EBITDA, EBITDAre, Adjusted EBITDAre and NOI purposes only) and other items have been and will be made and are not reflected in the EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO per diluted share, Adjusted FFO per diluted share and NOI presentations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statement of operations and cash flows include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures. Additionally, NAREIT FFO per diluted share, Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre and NOI should not be considered as a measure of our liquidity or indicative of funds available to fund our cash needs, including our ability to make cash distributions. In addition, NAREIT FFO per diluted share and Adjusted FFO per diluted share do not measure, and should not be used as a measure of, amounts that accrue directly to stockholders’ benefit. Similarly, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of our equity investments and NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of non-controlling partners in consolidated partnerships. Our equity investments consist of interests ranging from 11% to 67% in seven domestic and international partnerships that own a total of 10 properties and a vacation ownership development. Due to the voting rights of the outside owners, we do not control and, therefore, do not consolidate these entities. The non-controlling partners in consolidated partnerships primarily consist of the approximate 1% interest in Host LP held by outside partners, and a 15% interest held by outside partners in a partnership owning one hotel for which we do control the entity and, therefore, consolidate its operations. These pro rata results for NAREIT FFO and Adjusted FFO per diluted share, EBITDAre and Adjusted EBITDAre were calculated as set forth in the definitions above. Readers should be cautioned that the pro rata results presented in these measures for consolidated partnerships (for NAREIT FFO and Adjusted FFO per diluted share) and equity investments may not accurately depict the legal and economic implications of our investments in these entities. Comparable Hotel Property Level Operating Results We present certain operating results for our hotels, such as hotel revenues, expenses, food and beverage profit, and EBITDA (and the related margins), on a comparable hotel, or “same store,” basis as supplemental information for investors. Our comparable hotel results present operating results for hotels owned during the entirety of the periods being compared without giving effect to any acquisitions or dispositions, significant property damage or large scale capital improvements incurred during these periods. We present comparable hotel EBITDA to help us and our investors evaluate the ongoing operating performance of our comparable properties after removing the impact of the Company’s capital structure (primarily interest expense), and its asset base (primarily depreciation and amortization). Corporate-level costs and expenses are also removed to arrive at property-level results. We believe these property-level results provide investors with supplemental information into the ongoing operating performance of our comparable hotels. Comparable hotel results are presented both by location and for the Company’s comparable properties in the aggregate. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes predictably over time. As noted earlier, because real estate values have historically risen or fallen with market conditions, many real estate industry investors have considered presentation of historical cost accounting for operating results to be insufficient by themselves. Host Hotels & Resorts

Notes to Supplemental Financial Information Non-GAAP Financial Measures (continued) Because of the elimination of corporate-level costs and expenses and depreciation and amortization, the comparable hotel operating results we present do not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate the performance of our Company as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance. We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors, such as the effect of acquisitions or dispositions. While management believes that presentation of comparable hotel results is a “same store” supplemental measure that provides useful information in evaluating our ongoing performance, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results. For these reasons, we believe that comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management. Credit Facility Leverage and Fixed Charge Coverage Ratios and Senior Notes EBITDA to Interest Coverage Ratio Host’s credit facility and senior notes indenture contain certain financial covenants, including allowable leverage, fixed charge coverage and EBITDA to interest coverage ratios, which are determined using EBITDA as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”) and senior notes indenture (“Adjusted Senior Notes EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. The EBITDA to interest coverage ratio is defined as Adjusted Senior Notes EBITDA to interest expense as defined by our senior notes indenture. These calculations are based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. Under the terms of the credit facility and senior notes indenture, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. In this presentation we have presented our credit facility leverage and fixed charge coverage ratios and senior notes EBITDA to interest coverage ratio, which are considered non-GAAP financial measures. Management believes these financial ratios provide useful information to investors regarding our ability to access the capital markets and in particular debt financing. Limitations on Credit Facility and Senior Notes Credit Ratios These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. Host Hotels & Resorts